UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                 Date of Report: August 4, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 MoPac Expressway South, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure

     On August 4, 2004, Temple-Inland Inc. (the "Company") issued a press release announcing plans to reposition mortgage activities within its wholly-owned subsidiary, Guaranty Residential Lending, Inc. Copies of the press release are furnished as exhibit 99.1 of this report.

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on August 4, 2004, announcing plans to reposition mortgage activities within its wholly-owned subsidiary, Guaranty Residential Lending, Inc.



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: August 4, 2004          By:  /s/ M. Richard Warner
                                 -----------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit   Description                                      Page
-------   -----------                                      ----

99.1      Press release issued by the Company on August       4
          4, 2004, announcing plans to reposition mortgage activities within its wholly-owned subsidiary,
          Guaranty Residential Lending, Inc.